Debtor:  Bank of New England Corporation
Case No: 91-10126
Trustee: Ben Branch


             STATEMENT OF CASH ON HAND
            AND SHORT-TERM  INVESTMENTS
                  April 30,  2011


Citizens Bank of Massachusetts
   checking account  #110790-092-9             $1,769.21


Citizens Bank of Massachusetts Series Government Fund
     (a mutual fund)                           23,244.11

Short-Term investments
    (see attached schedule)                101,099,388.05


Cash on hand and short-term investments    101,124,401.37









Total cash on hand and
 short-term investments                    $101,124,401.37